                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

               HECTOR COMMUNICATIONS CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                       HECTOR COMMUNICATIONS CORPORATION

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 2000

                            ------------------------

    Notice is hereby given that the Annual Meeting of Shareholders of Hector Communications Corporation will be held at the Radisson Hotel South and Plaza Tower, 7800 Normandale Boulevard, Minneapolis, Minnesota, on Thursday, May 18, 2000 at 2:00 p.m., Central Daylight Time, for the following purposes:

    1. To elect two (2) directors to hold office until the 2003 Annual Meeting of Shareholders or until their successors are elected.

    2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 24, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          Richard A. Primuth,
                                          SECRETARY

Hector, Minnesota
April 10, 2000

    TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                       HECTOR COMMUNICATIONS CORPORATION
                             211 SOUTH MAIN STREET
                            HECTOR, MINNESOTA 55342
                                 (320) 848-6611

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement is furnished to the shareholders of Hector Communications Corporation ("HCC" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at the Radisson Hotel South and Plaza Tower, 7800 Normandale Boulevard, Minneapolis, Minnesota 55439 on Thursday, May 18, 2000, beginning at 2:00 p.m. or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

    Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters. The Company's corporate offices are located at 211 South Main Street, Hector, Minnesota 55342, and its telephone number is (320) 848-6611. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 10, 2000.

    The total number of shares outstanding and entitled to vote at the meeting as of March 24, 2000 were 3,555,454 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on March 24, 2000 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. In addition to its outstanding Common Stock, the Company had outstanding on the record date 221,700 shares of non-voting convertible preferred stock. See "Security Ownership of Certain Beneficial Owners and Management" herein.

    Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the number of shares of the Company's common stock by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's common stock, and all officers and directors of the Company as a group based upon information available as of March 31, 2000.

          NAME AND ADDRESS                       AMOUNT AND NATURE OF        PERCENT
         OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP       OF CLASS*
-------------------------------------            --------------------       ---------
Curtis A. Sampson                                     569,598(1)              16.0%
211 South Main Street
Hector, MN 55342

Mario J. Gabelli                                      365,800(2)               9.6%
One Corporate Center
Rye, New York 10580

Perkins Capital Management Inc.                       238,835                  6.7%
730 E Lake Street
Wayzata, MN 55391

All directors and officers as a group                 836,604(3)              23.5%
(8 persons)

------------------------

 * There are currently outstanding 221,700 shares of the Company's Series A Convertible Preferred Stock. The holders of preferred stock have no voting rights, except in limited circumstances, but each share of preferred stock is convertible at any time at the option of the holder into one share of common stock. The percent of class calculations in the right column above do not give effect to the conversion of any shares of Preferred Stock, all of which are issued to persons and entities directly or indirectly controlled by or affiliated with Mr. Mario J. Gabelli, except for the percentage calculation applicable to Mr. Gabelli. See footnote 2. Each such percentage calculation would decline approximately 6% if such conversion were assumed.

(1) The shares listed above include 398,378 shares owned by Mr. Sampson directly, 50,000 shares which may be purchased within 60 days pursuant to outstanding stock options, 14,937 shares owned by Mr. Sampson's wife, 49,688 shares owned by the Communications Systems, Inc. Employee Stock Ownership Plan ("CSI ESOP") of which Mr. Sampson is a trustee and 56,595 shares owned by the Hector Communications Corporation Employee Stock Ownership Plan ("Hector ESOP") of which Mr. Sampson is a trustee. See "Certain Transactions" below. Mr. Sampson disclaims any beneficial ownership of the shares owned by his wife and disclaims any beneficial ownership of the shares owned by the CSI ESOP and the Hector ESOP in excess of the shares allocated to his account, which totaled 10,863 shares at December 31, 1999.

(2) The aggregate number of shares listed above are held by the following persons or entities, which are deemed to be controlled, direct or indirectly, by or affiliated with Mr. Gabelli: Gabelli Performance Partnership, Brighton Communications Corporation and GAMCO Investors. The aggregate number of shares listed above includes 221,700 shares of the Company's non-voting Convertible Preferred Stock (which are convertible on a one for one basis at any time into the Company's common stock).

(3) Includes 106,283 shares owned collectively by the CSI ESOP and the Hector ESOP of which Messr. C. A. Sampson is trustee, and 160,400 shares deemed outstanding pursuant to options exercisable within 60 days. Mr. Sampson disclaims any beneficial ownership of the shares owned by the CSI ESOP and the Hector ESOP in excess of shares allocated to his account as described under footnote 1 above.

                             ELECTION OF DIRECTORS

    The Board of Directors has nominated and recommends for election as directors of the Company Messrs. Paul A. Hoff and Edward E. Strickland. The class of directors to be elected for a term expiring in 2003 includes a third director position. No nominee is being submitted to fill this third position at this time and the resolution proposing the two Board of Director nominees will also provide for amending the Bylaws of the Company to reduce the size of the Board to seven directors and to reduce the class of directors with terms ending in 2003 to two directors. It is intended that proxies will be voted for such nominees, for reducing the size of the Board to seven and for reducing the size of the class of directors with terms ending in 2003. The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

    Information regarding the nominees and other directors filling unexpired terms, including information regarding their principal occupations currently and for the preceding five years, is set forth below and on the following page. Ownership of Common Stock of the Company is given as of March 24, 2000. To the best of the Company's knowledge, unless otherwise indicated below, the persons indicated possess sole voting and investment power with respect to their stock ownership.

                                                                         YEAR
                                                                       CURRENT    AMOUNT OF   PERCENT OF
                              PRINCIPAL OCCUPATION          DIRECTOR     TERM       STOCK     OUTSTAND-
NAME AND AGE                AND OTHER DIRECTORSHIPS          SINCE     EXPIRES    OWNERSHIP   ING STOCK
--------------------  ------------------------------------  --------   --------   ---------   ----------
NOMINEES PROPOSED FOR ELECTION FOR TERM EXPIRING IN 2003

Paul A. Hoff          Chief Executive Officer, Park           1993       2000       6,000(1)        *
  (52)                Regional Mutual Telephone Company,
                      Underwood, Minnesota.

Edward E. Strickland  Business and management consultant;     1990       2000      25,820(2)        *
  (73)                Director of: Reuter Manufacturing,
                      Inc. (manufacturing); Bio-Vascular,
                      Inc. (medical devices); Intercim,
                      Inc. (factory management software);
                      Communications Systems, Inc.; and
                      Quantech, Ltd. (medical devices).

                                                                         YEAR
                                                                       CURRENT    AMOUNT OF   PERCENT OF
                              PRINCIPAL OCCUPATION          DIRECTOR     TERM       STOCK     OUTSTAND-
NAME AND AGE                AND OTHER DIRECTORSHIPS          SINCE     EXPIRES    OWNERSHIP   ING STOCK
--------------------  ------------------------------------  --------   --------   ---------   ----------
DIRECTORS SERVING UNEXPIRED TERMS
James O. Ericson      Business consultant and private         1995       2001      29,099(3)        *
  (64)                investor
Paul N. Hanson        Vice President and Treasurer of the     1990       2001     159,470(4)      4.5%
  (53)                Company; Chief Financial Officer,
                      Vice President of Finance and
                      Treasurer of Communications Systems,
                      Inc.
Wayne E. Sampson      Management consultant; director of      1990       2001      60,688(5)      1.7%
  (70)+               Communications Systems, Inc.
Curtis A. Sampson     Chairman and Chief Executive Officer    1990       2002     569,598(6)     16.0%
  (66)+               of the Company; Chairman of the
                      Board, President and Chief Executive
                      Officer of Communications Systems,
                      Inc. (telecommunications
                      manufacturing); Chairman of the
                      Board of Canterbury Park Holding
                      Corporation (thoroughbred
                      racetrack).
Steven H. Sjogren     President and Chief Operating           1990       2002     119,871(7)      3.3%
  (57)+               Officer of the Company.

------------------------

+ Wayne E. Sampson and Curtis A. Sampson are brothers and each is a first cousin to Mr. Sjogren.

*   Indicates ownership of less than one percent.

(1) Represents shares deemed outstanding pursuant to options exercisable within 60 days.

(2) Includes 7,500 shares deemed outstanding pursuant to options exercisable within 60 days.

(3) Includes 5,000 shares deemed outstanding pursuant to options exercisable within sixty days.

(4) The shares listed above include 18,062 shares owned by Mr. Hanson directly, 25,500 shares which may be purchased within 60 days pursuant to outstanding stock options, 9,625 shares owned by Mr. Hanson's wife, 49,688 shares owned by the CSI ESOP of which Mr. Hanson is a trustee and 56,595 shares owned by the Hector ESOP of which Mr. Hanson is a trustee. Mr. Hanson disclaims any beneficial ownership of the shares owned by the CSI ESOP and Hector ESOP in excess of the shares allocated to his account, which totaled 4,133 shares at December 31, 1999.

(5) Includes 3,500 shares owned by Mr. W. E. Sampson directly, 7,500 shares which may be purchased within 60 days pursuant to outstanding stock options, and 49,688 shares owned by the CSI ESOP, of which Mr. Sampson is a trustee. Mr. Sampson disclaims any beneficial ownership of the shares owned by the CSI ESOP.

(6) See footnote 1 to "Security Ownership of Certain Beneficial Owners and Management" above.

(7) Includes 18,076 shares owned by Mr. Sjogren directly, 45,200 shares deemed outstanding pursuant to options exercisable within 60 days and 56,595 shares owned by the Hector ESOP of which Mr. Sjogren is a trustee. Mr. Sjogren disclaims any beneficial ownership of the shares owned by the Hector ESOP in excess of the shares allocated to his account, which totaled 6,858 shares at December 31, 1999.

INFORMATION REGARDING BOARD AND BOARD COMMITTEES

    The Board of Directors of the Company met four times during 1999. Each director nominee and each continuing director attended at least 75% of the meetings of the Board and each committee on which such director served, except for Mr. Strickland who attended 60% of the meetings of the Board and committees on which he served.

    Each non-employee member of the Board is paid a monthly fee of $500, plus $400 for each Board or committee meeting attended. Messrs. Curtis A. Sampson, Sjogren and Hanson, who are otherwise employed by the Company, receive no additional compensation for service on the Board.

    Each non-employee member of the Board of Directors nominated for reelection or continuing in office receives at the time of each annual meeting of the shareholders an option to purchase 2,000 shares of the Company's Common Stock. Each director's option provides for an exercise price equal to the fair market value of the Company's Common Stock on the date of grant exercisable over a ten-year period beginning six months after the date the option is granted.

    The Company has an Audit Committee consisting of Messrs. Wayne E. Sampson and Strickland. The Audit Committee recommends to the full Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants, as well as the internal accounting controls of the Company. The Audit Committee met once in 1999.

    The Company has a Compensation Committee consisting of Messrs. Hoff, Wayne
E. Sampson and Sjogren. The Compensation Committee met once during 1999. The Compensation Committee recommends to the Board of Directors compensation for executive officers and key personnel and reviews the Company's compensation policies and practices. Mr. Sjogren does not participate in the consideration by the committee of his own compensation.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following tables show, for the fiscal years ending December 31, 1999, 1998 and 1997, the cash and other compensation paid to or accrued by the Company for the Company's Chief Executive Officer and Chief Operating Officer in all capacities served, as well as information relating to option grants, option exercises and fiscal year end option values applicable to such persons.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      ------------
                                                    ANNUAL COMPENSATION                 OPTIONS
                                            ------------------------------------       (NUMBER OF          ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR         SALARY        BONUS          SHARES)         COMPENSATION(2)
---------------------------                 --------      --------      --------      ------------      ---------------
Curtis A. Sampson, Chief Executive
  Officer(1)(3).......................        1999        $154,615      $35,000          10,000             $13,668
                                              1998        $140,769      $25,000          10,000             $10,284
                                              1997        $122,308      $20,000          10,000             $ 9,536

Steven H. Sjogren, Chief Operating
  Officer(3)..........................        1999        $114,554      $20,000          12,000             $11,229
                                              1998        $107,615      $15,000           9,000             $ 7,524
                                              1997        $ 96,576      $10,000           8,100             $ 7,436

------------------------

Note: Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

(1) Mr. Sampson devotes approximately 40% of his working time to the Company. The balance of his working time Mr. Sampson serves as Chairman and Executive Officer of Communications Systems, Inc., for which he is separately compensated. See "Certain Transactions."

(2) All other compensation for Messrs. Sampson and Sjogren consisted of Company contributions to the Company's 401(k) Plan and Employee Stock Ownership Plan.

(3) In May, 1998, the Company loaned to Curtis A. Sampson $71,500 pursuant to a two-year promissory note bearing interest at 6.5% to enable Mr. Sampson to exercise stock options he was granted by the Company. The loan to Mr. Sampson is secured by the pledge of 10,000 shares of the Company's common stock. In May 1999, to enable each to exercise stock options granted by the Company, the Company loaned to Messrs. Curtis A. Sampson and Steven Sjogren $82,500 and $60,000, respectively, to purchase, respectively, 10,000 shares and 8,000 shares of common stock; in each case, the loans are pursuant to two-year promissory notes bearing interest at 6.5% and are secured by a pledge of the shares purchased pursuant to the option exercise.

                             OPTION GRANTS IN 1999

                                                   INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------------------
                                                                                                   POTENTIAL REALIZABLE
                                                  % OF TOTAL                                         VALUE AT ASSUMED
                                                   OPTIONS                                                ANNUAL
                                                   GRANTED                                            RATES OF STOCK
                                                      TO                    MARKET                  PRICE APPRECIATION
                                                  EMPLOYEES    EXERCISE     PRICE                     FOR OPTION TERM
                                       OPTIONS    IN FISCAL      PRICE     ON DATE    EXPIRATION   ---------------------
NAME                                   GRANTED       YEAR      PER SHARE   OF GRANT      DATE         5%          10%
----                                   --------   ----------   ---------   --------   ----------   ---------   ---------
Curtis A. Sampson....................   10,000       12.3%       $9.35      $8.50       3/9/04      $14,985     $43,394
Steven H. Sjogren....................   12,000       14.7%       $8.50      $8.50       3/9/04      $28,181     $62,272

                      AGGREGATED OPTION EXERCISES IN 1999
                           AND YEAR-END OPTION VALUES

                                                                                                   VALUE OF UNEXERCISED
                                                                                                   IN-THE-MONEY OPTIONS
                                                                                                         AT FY-END
                                                                                                    (BASED ON 12/31/99)
                                                VALUE REALIZED       NUMBER OF UNEXERCISED               PRICE OF
                                                (MARKET PRICE         OPTIONS AT 12/31/99           $14.00/SHAREHOLDER
                             SHARES ACQUIRED   AT EXERCISE LESS   ---------------------------   ---------------------------
NAME                           ON EXERCISE     EXERCISE PRICE)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ---------------   ----------------   -----------   -------------   -----------   -------------
Curtis A. Sampson..........      10,000             $25,000         40,000         10,000        $215,790        $35,960
Steven H. Sjogren..........       8,000             $25,000         34,200         11,000        $208,150        $51,875

EMPLOYMENT CONTRACTS

    The Company entered into an employment agreement effective August 1, 1990 with Mr. Steven H. Sjogren, the Company's President, which has a term of 10 years. Current compensation under the contract is $115,000 per annum which is subject to increase pursuant to annual salary reviews. In addition to other customary terms and conditions, the employment agreement requires that any early termination of the agreement by the Company be "for cause."

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee appointed by the Company's Board of Directors has primary responsibility in regard to determinations relating to executive compensation and administration of the Company's stock option plans. All decisions by the Compensation Committee pertaining to the compensation of the Company's executive officers are reviewed and approved by the full Board. Steven
H. Sjogren, the Company's Chief Operating Officer, did not participate in any discussions or decisions of either the Compensation Committee or the Board of Directors relating to any aspect of his compensation.

COMPENSATION POLICIES

    It is the objective of the Compensation Committee to pay compensation at levels which will attract, retain and motivate executives with superior leadership and management abilities and to structure the forms of compensation paid such that their interests will be closely aligned with achievement of superior financial performance by the Company. With these objectives in mind, the compensation currently paid to the Company's executive officers principally consists of three elements: base salary, bonus and stock option awards.

COMPENSATION ELEMENTS

    Base salaries of the Company's executive officers are generally established by reference to base salaries paid to executives in similar positions with similar responsibilities based upon publicly available compensation surveys and limited informal surveys by Compensation Committee members. Base salaries are reviewed annually. Adjustments to base salaries are determined by reference to individual and company performance having in mind both measurable financial factors, as well as subjective judgments by the Compensation Committee in regard to factors such as development and execution of strategic plans, changes in areas of responsibility, the development and management of employees and participation in industry, regulatory and political initiatives beneficial to the Company. The Compensation Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions.

    Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through Company and individual performance. After year end results are available, the Committee determines each officer's bonus based on the Company's performance, as measured by such factors as growth in earnings per share, as well as the Compensation Committee's subjective assessment of individual performance in the executive's area of responsibility, but without assigning specific weight to the various qualitative and quantitative factors considered.

    Stock options have been awarded to the Company's executives under the Company's 1990 Stock Plan and the Company's 1999 Stock Plan. Stock options represent an additional vehicle for aligning management's and stockholders' interests, specifically motivating executives to remain focused on factors which will enhance the market value of the Company's common stock. If there is no price appreciation in the common stock, the option holders receive no benefit from the stock options, because options are granted with an option exercise price at least equal to the fair market value of the common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Curtis A. Sampson participates in the same executive compensation plans provided to other senior executives and is evaluated by the same factors applicable to the other executives as described above. Mr. Sampson's total cash compensation for 1999 was $189,615, an increase of 14% over total cash compensation in 1998. In addition, Mr. Sampson was granted options to purchase 10,000 shares in 1999, the same amount granted to Mr. Sampson in 1998. Because of his significant holdings of Company common stock, under applicable IRS rules, Mr. Sampson's options are priced at 110% of the market price on the date of grant. The base salary and bonus compensation payable to Mr. Sampson in 1999 was determined in May 1999 and reflects the Committee's evaluation of Mr. Sampson and the Company's performance for fiscal year 1998 as compared to fiscal year 1997. In 1998 the Company experienced a 10% increase in revenues and a 44% increase in net income. In addition, Mr. Sampson's compensation reflects his active leadership role in national telecommunications organizations and associations and the benefits this provides to the Company. The Compensation Committee believes, based upon their general knowledge of compensation paid to other chief executives and published regional salary data (but without conducting a formal survey), that Mr. Sampson's total compensation is below that which could be reasonably justified in relation to the scope of his responsibilities, as well as the financial performance of the Company.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Paul A. Hoff              Steven H. Sjogren         Wayne E. Sampson

                               PERFORMANCE GRAPH

    The following graph presents, at the end of each of the Company's last five fiscal years, the cumulative total return on the common stock of the Company as compared to the cumulative total return of the NASDAQ Stock Market Total Return Index (U.S. Companies), and Hickory Tech Corporation which the Company has selected as a peer issuer in the same industry assuming, in each case, the investment of $100 on the last business day before January 1, 1994 and the reinvestment of all dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      HECTOR COMMUNICATIONS                               NASDAQ
                Corporation  Hickory Tech Corporation  Stock Market
1994                 100.00                    100.00        100.00
1995                 108.93                    101.45        141.34
1996                 103.57                     92.39        173.90
1997                 132.14                    127.28        213.07
1998                 118.76                    143.91        300.43
1999                 200.00                    172.41        555.99

                              CERTAIN TRANSACTIONS

TRANSACTIONS AND SHARED MANAGEMENT WITH COMMUNICATIONS SYSTEMS, INC.

    The Company receives certain staff services and systems, such as payroll and pension plan administration, from Communications Systems, Inc. pursuant to an agreement entered into in August 1990 with the costs and expenses of such services paid by the Company. CSI has continued to make available to the Company certain centralized staff services and systems, such as payroll and pension plan administration, with the related costs and expenses being paid by the Company. In 1999 and 1998 the Company paid CSI, respectively, $270,000 and $300,000 for such services, amounts which management believes is less than what the Company would pay if it was required to pay for such services from another vendor.

    Three of the Company's executive officers, Curtis A. Sampson, Paul N. Hanson and Charles A. Braun, each devote approximately 40% of their working time to the Company. Messrs. Sampson, Hanson and Braun devote substantially all of the remainder of their working time to CSI, of which Mr. Sampson serves as Chairman and Chief Executive Officer. Mr. Hanson serves as Chief Financial Officer, Vice President of Finance and Treasurer, and Mr. Braun serves as Controller. These officers are separately compensated for their services to CSI.

REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION

    The Company's officers, directors and beneficial holders of 10% or more of the Company's securities are required to file reports of their beneficial ownership with the Securities and Exchange Commission on SEC Forms 3, 4 and 5. According to the Company's records, during the period from January 1, 1999 to December 31, 1999, officers, directors and ten percent beneficial holders of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) to report their beneficial ownership.

                             THE COMPANY'S AUDITORS

    Olsen Thielen & Co., Ltd. have been the auditors for the Company since 1969 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of Olsen Thielen & Co., Ltd. is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for share-holder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of Hector Communications Corporation is expected to be held on or about May 20, 2001 and proxy materials in connection with that meeting are expected to be mailed on or about March 31, 2001. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office, 211 South Main Street, Hector, Minnesota 55342, Attention: President, by December 30, 2000, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2001 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

    The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

    PROPERLY BROUGHT BUSINESS. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direc-tion of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

    SHAREHOLDER NOMINATIONS. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

                                 OTHER MATTERS

    Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

    The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 1999. SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1999 FORM 10-K REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO ASSISTANT SECRETARY, HECTOR COMMUNICATIONS CORPORATION, 211 SOUTH MAIN STREET, HECTOR, MINNESOTA 55342.

                                          By Order of the Board of Directors,
                                          Richard A. Primuth, SECRETARY

                       HECTOR COMMUNICATIONS CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2000

    The undersigned hereby appoints Curtis A. Sampson and Steven H. Sjogren or any of them, as proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Hector Communications Corporation, to be held Thursday, May 18, 2000, at 2:00 p.m. Central Daylight Time at the Radisson Hotel South and Plaza Tower, 7800 Normandale Boulevard, Minneapolis, Minnesota 55439, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

1.  ELECTION OF DIRECTORS.

    / / WITH AUTHORITY to vote for all nominees listed below (except as indicated to the contrary) for a three year term ending at the 2003 Annual Meeting of Shareholders

    / /  WITHOUT AUTHORITY to vote for nominees listed below

 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                          Paul A. Hoff           Edward E. Strickland

    ----------------------------------------------------------------------------

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                           (CONTINUED FROM PREVIOUS SIDE)

2.  In their discretion upon any matters coming before the meeting.

    UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS ON THE REVERSE SIDE OF THIS CARD.

                                              Dated ______________________, 2000

                                              __________________________________

                                                          Signature

                                              __________________________________

                                                  Signature if held jointly

                                              Please date and sign exactly as
                                              your name(s) appears below
                                              indicating, where proper, official
                                              position or representative
                                              capacity in which you are signing.
                                              When signing as executor,
                                              administrator, trustee or
                                              guardian, give full title as such;
                                              when shares have been issued in
                                              names of two or more persons, all
                                              should sign.